EXHIBIT 10.96

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR ANY APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE SALE IS MADE IN ACCORDANCE WITH AN EXEMPTION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

SECURED CONVERTIBLE PROMISSORY NOTE

$35,000.00	July 11, 2003

Incara Pharmaceuticals Corporation, P.O. Box 14287, Research Triangle Park, NC 27709, a Delaware corporation (the “Company”), for value received, hereby promises to pay to W. Ruffin Woody, Jr., P.O. Drawer 381, Roxboro, NC 27573 (the “Holder”), the principal sum of Thirty-Five Thousand Dollars ($35,000.00) or so much thereof as may have been advanced, with interest on the unpaid amount thereof at the rate of six percent (6.0%) per annum based upon a 365 day year and compounded annually. The Company will use the proceeds of this Note solely for working capital purposes.

1. Payment and Warrants.

1.1 Subject to the provisions of Section 3 hereof relating to the conversion of this Note, all unpaid principal and interest shall be due and payable in full upon the earlier to occur of either one of the Events of Default described in Section 4 hereof, the closing of an Offering (as hereinafter defined), or October 11, 2003 (the “Maturity Date”). The unpaid principal and interest outstanding under this Note may be prepaid in full by the Company without premium or penalty at any time or from time to time without the consent of the Holder. If the Company offers to prepay the principal and interest outstanding under this Note in full before the Maturity Date or the closing of an Offering, the Holder, at its sole option, shall have the right to accept the prepayment in cash or convert the prepayment amount into Shares, as provided in Section 3 below. Payments hereunder shall be made by the Company to the Holder, at the address as provided to the Company by the Holder in writing, in lawful money of the United States of America.

1.2 If any payment on this Note shall become due on a Saturday, Sunday or a public holiday under the laws of the State of North Carolina, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment.

1.3 In addition, the Holder shall be entitled to receive warrants to purchase an additional number of shares of the Company’s common stock, such number to be determined as provided in the warrant attached hereto and incorporated herein for all purposes.

2. Creation of a Security Interest.

2.1 As security for payment of all obligations and liabilities of the Company to Holder hereunder, including any extensions, modifications or renewals thereof when and as due, the Company hereby grants Holder a security interest in (a) all of the Company’s laboratory equipment and furniture, and (b) all proceeds realized by the Company from the sale, lease or other disposition of any of the foregoing (the “Collateral”).

2.2 The Company hereby represents and warrants to Creditor that, with respect to the Collateral, (i) the Company has good and marketable title to all of the Collateral, free and clear of all liens, encumbrances and other adverse claims or interests of any kind, (ii) until such time as the principal and interest outstanding under this Note, including any extensions, modifications or renewals thereof when and as due, has been paid in full, the Company shall not create any lien or encumbrance on the Collateral, and (iii) neither the grant of this security interest, nor Holder’s foreclosure on such interest, violates, breaches or terminates any of the Collateral or related agreements.

3. Conversion.

3.1 Subject to and upon compliance with the provisions of this Section 3, in the event the Company shall issue and sell shares of the Company’s or one of its subsidiary’s common or preferred stock (“Stock”) after the date hereof and on or before the Maturity Date which results in aggregate proceeds to the Company of at least One Million Dollars ($1,000,000) (an “Offering”), the principal and accrued interest due under the Note shall, at the election of the Holder, which election shall be delivered in writing to the Company, convert, at the closing of the Offering, on the same terms and conditions, with the same rights and preferences, into that number of shares of such Stock of the Company (“Shares”) equal to the quotient obtained by dividing the then-outstanding principal and accrued interest under this Note by the price at which the Shares are issued in the Offering (the “Offering Price”) (such amounts to be adjusted for stock splits, dividends, recapitalizations and the like).

3.2 As promptly as practicable after the date upon which the conversion described in Section 3.1 has occurred, the Company, at its expense, shall issue and deliver to the Holder, or as such Holder may direct, a certificate or certificates for the full number of Shares to which the Holder is entitled and a check or cash with respect to any fractional interest in a Share as provided in Section 3.3. The Company shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of Shares upon conversion of this Note.

3.3 No fractional Shares shall be issued upon conversion of this Note. In lieu of any fractional Shares to which the Holder would otherwise be entitled, the Company shall pay cash equal to the product of such fraction multiplied by the Offering Price (such amounts to be adjusted for stock splits, dividends, recapitalizations and the like).

4. Events of Default.

4.1 If any of the following events shall occur (each herein individually referred to as an “Event of Default”), the Holder of this Note may declare the entire unpaid principal on the Note, together with accrued interest, immediately due and payable, without presentment, demand, protest or notice of protest of any kind, all of which are hereby expressly waived:

4.1.1 If the principal and interest due hereunder is not paid within ten calendar (10) days of when due and payable.

4.1.2 If the Company shall:

(a) commence any proceedings or any other action relating to it in bankruptcy or seek reorganization, arrangement, readjustment of its debts, dissolution, liquidation, winding-up, composition or any other relief under the United States Bankruptcy Act, as amended, or readjustment or debt or any other similar act or law, of any jurisdiction, domestic or foreign, now or hereafter existing;

(b) apply for, or consent to or acquiesce in, an appointment of a receiver, conservator, trustee or similar officer for it or for all or a substantial part of its property; or

(c) make a general assignment for the benefit of creditors.

4.1.3 If any proceedings are commenced or any other action is taken against the Company in bankruptcy or seeking reorganization, arrangement, readjustment of its debts, liquidation, dissolution, winding-up, composition or any other relief under the United States Bankruptcy Act, as amended, or under any other insolvency, reorganization, liquidation, dissolution, arrangement, foreign, now or hereafter existing; or a receiver, conservator, trustee or similar officer for the Company or for all or a substantial part of its property is appointed; and, in each such case, such event continues for sixty days undismissed or undischarged.

5. Exchange and Transfer.

5.1 This Note is subject to the restrictions on transfer set forth herein. Upon surrender for transfer of this Note and compliance with said restrictions on transfer, the Company, at its expense, shall execute and deliver in the name of the transferee or transferees a new Note or Notes for a like principal amount.

5.2 This Note shall not be sold, assigned, transferred or otherwise conveyed, in whole or in part, by the Holder except with the prior written consent of the Company. This Note, if presented for a transfer or exchange to which the Company has consented, shall (if so required by the Company) be duly endorsed by, or be accompanied by instruments of transfer in form reasonably satisfactory to the Company duly executed by, the registered Holder or its authorized attorney. The obligations of the Company under this Note may not be assigned without the prior written consent of the Holder except to the purchaser or surviving entity in a merger, sale of all or substantially all of the Company’s assets or similar transaction.

5.3 Any such sale, assignment, transfer or conveyance shall be without charge, except that the Company may require payment of the sum sufficient to cover any transfer tax or similar governmental charge that may be imposed in relation thereto.

5.4 The Company may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notation of ownership or on account of the principal hereof), for the conversion hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

6. Representation of Holder. Holder represents, warrants and acknowledges to the Company as follows:

6.1 By acceptance of this Note, the Holder represents to the Company that he is an accredited investor (as defined in Rule 501(a) of Regulation D promulgated under the Act).

6.2 This Note, and any securities of the Company acquired by Holder as a result of this transaction, is solely for the account of Holder, for investment purposes only, and not with a view to the resale or distribution thereof or of dividing or allowing others to participate in this investment.

6.3 Holder has had a reasonable opportunity to ask questions of and receive answers from the Company and its executive officers concerning the Company and all such questions, if any, have been answered to the full satisfaction of Holder.

6.4 Holder has had the opportunity to obtain from the Company any information, to the extent possessed by the Company or obtainable without unreasonable effort and expense, necessary to evaluate the merits and risks of this investment and has concluded, based on the information presented to Holder, Holder’s own understanding of investments of this nature and of an investment in any of the Company’s securities in particular, and the advice of such consultants or counsel as Holder has deemed appropriate, that Holder wishes to make the investment.

6.5 Holder understands that no public market now exists for the Note, and that no public market might exist for the securities into which it is convertible, or any other securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Note, the securities into which it is convertible, or any other securities issued by the Company.

6.6 Holder understands that the securities into which the Note is convertible, and any securities issued in exchange therefore, may bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR ANY APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE SALE IS MADE IN ACCORDANCE WITH AN EXEMPTION UNDER THE ACT AND ANY APPLICABLE

STATE SECURITIES LAWS, AND THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

7. Notices. Any notice required by any provision of this Note to be given to the Holder shall be in writing and may be delivered by personal service, sent by facsimile with confirmation of receipt or four (4) business days after being deposited in the U.S. mail if by registered or certified mail, return receipt requested, with postage thereon fully prepaid. All such communications shall be addressed to the Holder of record at its address appearing on the books of the Company or as subsequently modified by written notice delivered in accordance with the provisions of this Section 6.

8. No Rights as Stockholder. This Note, as such, shall not entitle the Holder to any rights as a stockholder of the Company, except as otherwise specified herein.

9. Headings and Governing Law. The descriptive headings in this Note are inserted for convenience only and do not constitute a part of this Note. The validity, meaning and effect of this Note shall be determined in accordance with the laws of the State of North Carolina, without regard to principles of conflicts of law.

10. Amendment and Waiver. Any of the terms of this Note (including, without limitation, the Maturity Date, the rate of interest and the conversion features) may be waived or modified only in writing, signed by the Company and the Holder of the Note. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note.

11. Lost Documents. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note or any Note exchanged for it, and an indemnity agreement reasonably satisfactory to the Company (in case of loss, theft or destruction) or surrender and cancellation of such Note (in case of mutilation), the Company, at its own expense, will make and deliver in lieu of such Note a new Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on the unpaid principal amount of the Note in lieu of which such new Note is made and delivered.

12. Invalidity. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. In such an event, the parties will in good faith attempt to effect the business agreement represented by such invalidated term to the fullest extent permitted by law.

13. Attorneys’ Fees. In the event of a dispute pertaining to this Note, the prevailing party in such dispute shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

14. Limitation on Interest. This Note is subject to the express condition that at no time shall the Company be obligated or required to pay interest hereunder at a rate which could subject the Holder to either civil or criminal liability as a result of being in excess of the maximum contract rate which is permitted by law. If, by the terms of this Note, the Company is at any time required or obligated to pay interest at a rate in excess of such rate, the maximum contract rate of interest under this Note shall be deemed to be immediately reduced to such maximum contract rate and interest payable hereunder shall be computed at such maximum contract rate and the portion of all prior interest payments in excess of such maximum contract rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of this Note.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has duly caused this Note to be signed in its name and on its behalf by its duly authorized officer as of the date hereinabove written.

INCARA PHARMACEUTICALS CORPORATION

By:
Clayton I. Duncan President and Chief Executive Officer

HOLDER:

W. Ruffin Woody, Jr.